Exhibit 32
CERTIFICATION PURSUANT TO
18 U.S.C. § 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended September 30, 2011 (the “Report”) of Sun Bancorp, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof, we, Thomas X. Geisel, President and Chief Executive Officer, and Robert B. Crowl, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2011

/s/ Thomas X. Geisel	/s/ Robert B. Crowl
Thomas X. Geisel	Robert B. Crowl
President and Chief Executive Officer	Executive Vice President and
(Principal Executive Officer)	Chief Financial Officer
(Principal Financial Officer)